UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-22185

                                   IndexIQ Active ETF Trust
(Exact name of registrant as specified in charter)

51 Madison Avenue, 4th Floor
                                   New York, NY 10010
(Address of principal executive offices) (Zip code)

Kirk C. Lehneis
IndexIQ Advisors LLC
51 Madison Avenue, 4th Floor
                                   New York, NY 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-888-474-7725

Date of fiscal year end: April 30

Date of reporting period: April 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

IndexIQ Active ETF Trust

ANNUAL REPORT  | APRIL 30, 2018

IQ MacKay Shields Municipal Insured ETF (MMIN)
IQ MacKay Shields Municipal Intermediate ETF (MMIT)

The investment return and value of each of the Funds’ shares will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus and the statement of additional information include this and other relevant information about the Funds and are available by visiting nylinvestments.com/etfs or by calling 1-888-474-7725. Read the prospectus carefully before investing. Each of the Funds’ performance that is current to the most recent month-end is available by visiting nylinvestments.com/etfs or by calling 1-888-474-7725. You may obtain a description of the IndexIQ Active ETF Trust proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-888-474-7725 or by accessing the SEC’s website at sec.gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q is available on the Commission’s web site at sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Funds’ premium/discount information is available, free of charge, on the Funds’ website, nylinvestments.com/etfs or by calling 1-888-474-7725. IndexIQ® and IQ® are registered service marks of New York Life Insurance Company. New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, New York 10010, provides investment advisory products and services. IndexIQ® is an indirect wholly owned subsidiary of New York Life Investment Management Holdings LLC. ALPS Distributors, Inc. (ALPS) is the principal underwriter of the ETFs, and NYLIFE Distributors LLC is a distributor of the ETFs and the principal underwriter of the IQ Hedge Multi-Strategy Plus Fund. NYLIFE Distributors LLC is located at 30 Hudson Street, Jersey City, NJ 07302. ALPS Distributors, Inc. is not affiliated with NYLIFE Distributors LLC. NYLIFE Distributors LLC is a Member FINRA/SIPC.

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Table of Contents

Shareholder Letter	5
Management’s Discussion of Fund Performance	6
Fund Expenses	12
Portfolio Summaries	13
Schedules of Investments
IQ MacKay Shields Municipal Insured ETF	14
IQ MacKay Shields Municipal Intermediate ETF	17
Statements of Assets and Liabilities	20
Statements of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	23
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	32
Supplemental Information	33
Board Review of Investment Advisory Agreement	34
Board of Trustees and Officers	37

Shareholder Letter (unaudited)

Dear Shareholder:

We are pleased to present you with this shareholder report for IndexIQ Active ETF Trust for the period from our actively-managed ETFs’ inception on October 18, 2017 through April 30, 2018.

Combining the best elements of both ETFs and mutual funds, each of these ETFs provides exposure to municipal bonds in a transparent, and liquid structure, utilizing an active approach that enables its managers to apply their research and trading expertise in the search for added value and to react to changing market conditions in a timely manner. Each seeks current income exempt from federal income tax.

•	IQ MacKay Shields Municipal Intermediate ETF (MMIT) seeks to provide an attractive level of income exempt from federal income taxes by investing primarily in investment grade municipal bonds. MMIT can help investors access key benefits of the ETF structure while still accounting for the unique characteristics of the municipal market that results from its fragmented and specialized nature. MMIT focuses on opportunities in the intermediate segment of the municipal yield curve, seeking to outperform the Bloomberg Barclays Municipal Bond 1-15 Year Index over time.

•	IQ MacKay Shields Municipal Insured ETF (MMIN) seeks to provide an attractive level of income exempt from federal income taxes by investing primarily in insured municipal bonds. MMIN provides targeted exposure to insured municipal bonds, an increasingly important segment of the market following financial difficulties for select issuers over the last several years. MMIN invests primarily in investment grade credits, seeking to outperform the Bloomberg Barclays Municipal Insured Bond Index over time.

Important changes, including those of fragmentation, size, liquidity and more, have taken place in the municipal market over the last several years, introducing investment risks and inefficiencies that may require the skills of experienced, professional managers. And just since these ETFs’ inception, the municipal bond market has encountered a tremendous amount of structural change with the passage of the tax reform law in December 2017. That is why we are so excited to be partnering with MacKay Municipal Managers, led by John Loffredo and Robert DiMella, who have experience managing municipal assets across institutional separate accounts, open-end and closed-end funds, high net worth accounts and custom opportunistic strategies. With more than 50 years of combined investment experience, they have managed municipal strategies together for more than 20 years. Supported by an investment team with expertise across all facets of the municipal market, MacKay Municipal Managers believes strong long-term performance can be achieved with a relative value, research-driven process. We believe market access, based on long-term business relationships, allows MacKay Municipal Managers to search for investment opportunities across the 2,000+ municipal dealers, using insights into supply and demand factors and other specific market trends as well as prudent credit selection to improve after-tax total return potential.

On the following pages, you will find a schedule of investments and financial statements for each of the ETFs in the IndexIQ Active ETF Trust for the period since their inception through April 30, 2018.

We thank you for choosing the IndexIQ Active ETF Trust, and we honor the responsibility you have placed on us. With heightened volatility and meaningful shifts during the last several months in several long-standing drivers of the capital markets, we also invite you to take this time to consider a broader diversification strategy by including additional IndexIQ ETFs in your investment portfolio*. For more information on our broad array of alternative investment solutions, please visit us at nylinvestments.com/etfs or call us at 888-474-7725.

*	Diversification does not eliminate the risk of experiencing investment loss.

Kirk C. Lehneis
President

Registered Representative of NYLIFE Distributors LLC.

Management’s Discussion of Fund Performance (unaudited)

How did IQ MacKay Shields Municipal Insured ETF perform during the period since its inception on October 18, 2017 through April 30, 2018 (the “reporting period”)?

For the reporting period, IQ MacKay Shields Municipal Insured ETF returned -0.13% at NAV (net asset value) and 0.64% at market price.1 To compare, Bloomberg Barclays Municipal Insured Bond Index,2 returned -0.97% for the same time period.

What factors affected the Fund’s performance during the reporting period?

During the reporting period, the municipal market encountered a significant amount of structural change with the passage of the U.S. tax reform law in December 2017. The law lowered tax rates for corporations and many individuals, limited personal deductions and eliminated the ability of municipalities to advance refund their tax-exempt debt. This last provision was widely anticipated to effectively reduce tax-exempt new issue supply by 25% to 30% annually—a substantial change to both market technicals, or supply/demand factors, and how municipalities manage their borrowing costs. In response, a surge of new issue supply hit the market during the last six weeks of the 2017 calendar year, as issuers rushed to get their refunding deals issued before the new law went into effect. This surge was met by strong demand from both investors and broker/dealers in an effort to get positioned both for the strong technical backdrop that seasonally occurs at the beginning of each new year and for the significant drop in supply anticipated by the consensus in the months and years ahead. Unfortunately, the passage of the tax reform bill also led to increased optimism about fiscal stimulus, which drove a spike in U.S. Treasury and municipal yields during the early months of 2018. Following January and February 2018’s steep sell-off, dealer inventories began to decline, as expectations for economic strength became a bit more subdued. This resulted in a more constructive tone in the investment grade market, which, in turn, led to more stabilized returns in the municipal market during the last two months of the reporting period

Amid these market conditions, select credits in the Fund that had previously come under pressure contributed positively to performance as they recovered. For example, select credits issued by Hartford, Connecticut, the mayor of which had threatened bankruptcy, contributed positively to the Fund’s returns, as the State of Connecticut provided capital financial assistance and brought the bonds’ underlying rating back to investment grade status. In addition, several bonds sold during the reporting period contributed positively to performance.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors in the Fund were state general obligation, industrial development and electric. During the reporting period, hospital, water/sewer and leasing (appropriation) were the sectors that recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were state general obligation, industrial development and education. The sectors that made the weakest contributions to the Fund’s absolute performance were hospital, leasing (appropriation) and special tax.

1	The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2	See page 8 for more information on this Index.

Management’s Discussion of Fund Performance (unaudited)(continued)

During the reporting period, which individual securities had the highest total returns and which securities had the lowest total returns?

Within the Fund, the securities with the highest total returns during the reporting period were Puerto Rico General Obligation 5.0% 2035, which is an AGM insured general obligation bond of the Commonwealth; Hartford, Connecticut 5.0% 2028, which is an AGM insured general obligation bond of the City of Hartford, Connecticut; and Carol Stream, Illinois 5.0% 2037, which is a Build America Mutual insured general obligation bond of Carol Stream Park District in Illinois. (AGM is a company that provides financial guaranty insurance exclusively for U.S. municipal bonds and international infrastructure financings. Build America Mutual (“BAM”) is a financial guaranty insurance company, acting as an industry utility providing efficient funding and savings for U.S. issuers who provide essential public infrastructure.)

The Fund’s holdings components with the lowest total returns for the reporting period were New York City Transitional Finance Authority 5.0% 2034, which is a sales tax-backed bond in New York State; New Haven, Connecticut 5.0% 2025, which is a BAM insured general obligation bond of the City of New Haven, Connecticut; and Philadelphia, Pennsylvania 5.0% 2034, which is a Berkshire Hathaway Assurance Company insured general obligation bond of the school district of the City of Philadelphia, Pennsylvania. (Berkshire Hathaway Assurance Company (“BHAC”) is a government bond insurance company created by Berkshire Hathaway, Inc. in December 2007 to insure municipal and state bonds.)

Which individual securities made the strongest contributions to the Fund’s absolute performance during the reporting period and which securities made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the securities that made the strongest contributions to the Fund’s absolute performance during the reporting period were Hartford, Connecticut 5.0% 2028 and Carol Stream, Illinois 5.0% 2037, each already mentioned; as well as Puerto Rico General Obligation 5.5% 2020, which is a National Public Finance Guaranty insured general obligation bond of the Commonwealth. (National Public Finance Guarantee Corporation (“National”) is a wholly-owned subsidiary of an intermediate holding company, National Public Finance Guarantee Holdings, Inc., that is in turn wholly-owned by MBIA Inc. While MBIA Inc. owns both National and MBIA Insurance Corporation, National is a separate entity from MBIA Insurance Corporation and dedicated solely to insuring U.S. public finance debt.)

The weakest contributors were New York City Transitional Finance Authority 5.0% 2034 and New Haven, Connecticut 5.0% 2025, each mentioned earlier; as well as Luzerne County, Pennsylvania 5.0% 2026, which is an AGM insured appropriate bond of Luzerne County, Pennsylvania.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)(continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception through 4/30/18)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ MacKay Shields Municipal Insured ETF
(as of April 30, 2018)

Since Inception[1]
Cumulative
IQ MacKay Shields Municipal Insured ETF Market Price[2]	0.64%
IQ MacKay Shields Municipal Insured ETF NAV	(0.13)%
Bloomberg Barclays Municipal Insured Bond Index	(0.97)%

1	Fund Inception Date: 10/18/2017.

2	The price used to calculate the market price returns is the mean between the day’s last bid and ask prices.

The market price returns do not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited)(continued)

How did IQ MacKay Shields Municipal Intermediate ETF perform during the period since its inception on October 18, 2017 through April 30, 2018 (the “reporting period”)?
For the reporting period, IQ MacKay Shields Municipal Intermediate ETF returned -0.34% at NAV (net asset value) and -0.18% at market price.1 To compare, the Bloomberg Barclays Municipal Bond Index 1-15 Year Blend,2 returned -1.47% for the same time period.

What factors affected the Fund’s performance during the reporting period?
During the reporting period, the municipal market encountered a significant amount of structural change with the passage of the U.S. tax reform law in December 2017. The law lowered tax rates for corporations and many individuals, limited personal deductions and eliminated the ability of municipalities to advance refund their tax-exempt debt. This last provision was widely anticipated to effectively reduce tax-exempt new issue supply by 25% to 30% annually—a substantial change to both market technicals, or supply/demand factors, and how municipalities manage their borrowing costs. In response, a surge of new issue supply hit the market during the last six weeks of the 2017 calendar year, as issuers rushed to get their refunding deals issued before the new law went into effect. This surge was met by strong demand from both investors and broker/dealers in an effort to get positioned both for the strong technical backdrop that seasonally occurs at the beginning of each new year and for the significant drop in supply anticipated by the consensus in the months and years ahead. Unfortunately, the passage of the tax reform bill also led to increased optimism about fiscal stimulus, which drove a spike in U.S. Treasury and municipal yields during the early months of 2018. Following January and February 2018’s steep sell-off, dealer inventories began to decline, as expectations for economic strength became a bit more subdued. This resulted in a more constructive tone in the investment grade market, which, in turn, led to more stabilized returns in the municipal market during the last two months of the reporting period.

Amid these market conditions, select credits in the Fund that had previously come under pressure contributed positively to performance as they recovered. For example, select credits issued by Hartford, Connecticut, the mayor of which had threatened bankruptcy, contributed positively to the Fund’s returns, as the State of Connecticut provided capital financial assistance and brought the bonds’ underlying rating back to investment grade status. In addition, several bonds sold during the reporting period contributed positively to performance.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund did not use derivatives during the reporting period.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

In terms of total return, the best-performing sectors in the Fund were state general obligation, industrial development and pre-refunded. During the reporting period, special tax, transportation and leasing (appropriation) were the sectors that recorded the lowest total returns.

During the reporting period, which sectors made the strongest contributions to the Fund’s absolute performance and which sectors made the weakest contributions?

On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the Fund’s absolute performance were state general obligation, industrial development and pre-refunded. The sectors that made the weakest contributions to the Fund’s absolute performance were special tax, education and transportation.

1	The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2	See page 11 for more information on this Index.

Management’s Discussion of Fund Performance (unaudited)(continued)

During the reporting period, which individual securities had the highest total returns and which securities had the lowest total returns?

Within the Fund, the securities with the highest total returns during the reporting period were Puerto Rico General Obligation 5.0% 2035, which is an AGM insured general obligation bond of the Commonwealth; South Jersey Port Corp 5.0% 2031, which is a marine terminal revenue bond in New Jersey; and Hartford, Connecticut 5.0% 2028, which is an AGM insured general obligation bond of the City of Hartford, Connecticut. (AGM is a company that provides financial guaranty insurance exclusively for U.S. municipal bonds and international infrastructure financings.)

The Funds’ holdings components with the lowest total returns for the reporting period were New Jersey Education Facilities 5.0% 2028, which is a revenue bond issued on behalf of Rider University; Broward County Airport, Florida 5.0% 2034, which is an airport revenue bond; and New Haven, Connecticut 5.0% 2025, which is a Build America Mutual insured general obligation bond of the City of New Haven, Connecticut. (Build America Mutual (“BAM”) is a financial guaranty insurance company, acting as an industry utility providing efficient funding and savings for U.S. issuers who provide essential public infrastructure.)

Which individual securities made the strongest contributions to the Fund’s absolute performance during the reporting period and which securities made the weakest contributions?

On the basis of impact, which takes weightings and total returns into consideration, the securities that made the strongest contributions to the Fund’s absolute performance during the reporting period were Carol Stream, Illinois 5.0% 2037, which is BAM insured general obligation bond of Carol Stream Park District in Illinois; as well as Hartford, Connecticut 5.0% 2028 and South Jersey Port Corp 5.0% 2031, each already mentioned.

The weakest contributors were New York City Transitional Finance Authority 5.0% 2034, which is a sales tax-backed bond in New York State; as well as New Haven, Connecticut 5.0% 2025 and Broward County Airport, Florida 5.0% 2034, each mentioned earlier.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)(continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception through 4/30/18)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ MacKay Shields Municipal Intermediate ETF
(as of April 30, 2018)

Since Inception[1]
Cumulative
IQ MacKay Shields Municipal Intermediate ETF Market Price[2]	(0.18)%
IQ MacKay Shields Municipal Intermediate ETF NAV	(0.34)%
Bloomberg Barclays Municipal Bond Index 1-15 Yr Blend	(1.47)%

1	Fund Inception Date: 10/18/2017.

2	The price used to calculate the market price returns is the mean between the day’s last bid and ask prices.

The market price returns do not represent returns an investor would receive if shares were traded at other times.

Fund Expenses (unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs on purchases and sales and (2) ongoing costs, including advisory fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds. Shareholders may pay brokerage commissions on their purchase and sale of the Fund, which are not reflected in the example.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, in a particular fund, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid for Period 11/01/17 to 04/30/18” to estimate the expenses you paid on your account during this period. Each Fund will indirectly bear its pro rata share of the expenses incurred by the underlying fund investments in which each Fund invests. These expenses are not included in the table.

Hypothetical Example for Comparison Purposes
The second line of the table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Funds will indirectly bear their pro rata share of the expenses incurred by the underlying fund investments in which the Funds invest. These expenses are not included in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/01/17	Ending Account Value 04/30/18	Annualized Expense Ratios for the Period 11/01/17 to 04/30/18	Expenses Paid for Period 11/01/17 to 04/30/18[1]
IQ MacKay Shields Municipal Insured ETF
Actual	$1,000.00	$999.10	0.30%	$1.49
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.31	0.30%	$1.51
IQ MacKay Shields Municipal Intermediate ETF
Actual	$1,000.00	$997.40	0.30%	$1.49
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.31	0.30%	$1.51

1	Unless otherwise indicated, expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 181/365. (to reflect the one-half year period).

Portfolio Summaries

April 30, 2018

SCHEDULE OF INVESTMENTS SUMMARY TABLE

IQ MacKay Shields Municipal Insured ETF
Net Assets ($ mil): $14.8
% of Net Assets
Illinois	19.9%
California	10.4
Pennsylvania	10.0
Kentucky	9.7
Connecticut	8.7
Colorado	8.1
Money Market Fund	7.8
New York	7.3
Puerto Rico	4.2
New Jersey	3.4
Georgia	2.0
Florida	1.7
Michigan	1.7
Louisiana	1.2
Kansas	0.8
Mississippi	0.7
Nevada	0.7
Oregon	0.7
Total Investments	99.0
Other Assets and Liabilities, Net	1.0
Net Assets	100.0%

IQ MacKay Shields Municipal Intermediate ETF
Net Assets ($ mil): $29.6

% of Net Assets
Illinois	16.9%
Connecticut	10.2
New Jersey	7.4
Money Market Fund	7.2
Florida	6.5
New York	5.6
Texas	3.9
Kentucky	3.9
Alabama	3.7
California	3.6
Arizona	3.4
Georgia	3.4
Michigan	3.0
Delaware	2.2
Puerto Rico	2.1
Washington	2.0
Utah	1.9
Oklahoma	1.9
Colorado	1.7
Alaska	1.7
Wisconsin	1.7
Montana	1.4
Louisiana	1.3
Minnesota	1.0
Pennsylvania	0.8
Indiana	0.4
Kansas	0.4
Total Investments	99.2
Other Assets and Liabilities, Net	0.8
Net Assets	100.0%

See notes to financial statements.

Schedules of Investments — IQ MacKay Shields Municipal Insured ETF

April 30, 2018

	Principal Amount	Value
Municipal Bonds — 91.2%
California — 10.4%
City of Tulare CA Water Revenue, Revenue Bonds Insured: BAM
4.000%, due 12/1/33	$150,000	$157,680
5.000%, due 12/1/30	215,000	252,133
El Camino Healthcare District, General Obligation Bonds Insured: NATL
2.950%, due 8/1/29(a)	700,000	490,350
West Sacramento Financing Authority, Revenue Bonds Insured: BAM
4.000%, due 10/1/40	620,000	644,161
		1,544,324
Colorado — 8.1%
BNC Metropolitan District No 1, General Obligation Bonds Series A Insured: BAM
5.000%, due 12/1/37	545,000	604,481
Rampart Range Metropolitan District No 1, Revenue Bonds Insured: AGM
5.000%, due 12/1/42	520,000	585,718
		1,190,199
Connecticut — 8.7%
City of Hartford CT, General Obligation Bonds Series A Insured: AGM
4.000%, due 7/1/34	25,000	25,625
5.000%, due 7/1/24	20,000	22,152
5.000%, due 7/1/27	60,000	66,782
5.000%, due 7/1/28	560,000	621,404
City of Hartford CT, General Obligation Bonds Series B Insured: AGM
5.000%, due 10/1/23	15,000	16,496
City of Hartford CT, General Obligation Bonds Series C Insured: AGM
5.000%, due 7/15/32	20,000	21,908
City of New Haven CT, General Obligation Bonds Series B Insured: BAM
5.000%, due 8/1/25	475,000	531,520
		1,305,887
Florida — 1.7%
School Board of Miami-Dade County (The), Revenue Bonds Series A Insured: AMBAC
5.000%, due 8/1/18	250,000	251,962
Georgia — 2.0%
Barnesville-Lamar County Industrial Development Authority, Revenue Bonds Insured: AGC
4.250%, due 6/1/38	200,000	200,038
Burke County Development Authority, Revenue Bonds
1.650%, due 11/1/52(b)	100,000	100,000
		300,038
	Principal Amount	Value
Municipal Bonds (continued)
Illinois — 19.9%
City of Chicago IL Waterworks Revenue, Revenue Bonds Insured: AGM
5.250%, due 11/1/34	$225,000	$256,972
Illinois State Toll Highway Authority, Revenue Bonds Series A-2 Insured: AGM
1.760%, due 1/1/31(b)	200,000	200,000
Lake County Community Consolidated School District No 73 Hawthorn, General Obligation Bonds Insured: NATL
1.501%, due 12/1/18(a)	500,000	494,340
Madison County Community Unit School District No 7 Edwardsville, General Obligation Bonds Insured: BAM
5.000%, due 12/1/30	375,000	409,028
State of Illinois, Revenue Bonds Series 2 Insured: NATL
5.750%, due 6/15/19	100,000	103,935
Town of Cicero IL, General Obligation Bonds Insured: BAM
5.000%, due 1/1/30	500,000	561,025
Village of Rosemont IL, General Obligation Bonds Series A Insured: AGM
5.000%, due 12/1/27	500,000	555,160
Will County School District No 114 Manhattan, General Obligation Bonds Insured: MAC
3.500%, due 1/1/27	360,000	365,544
		2,946,004
Kansas — 0.8%
Kansas Municipal Energy Agency, Revenue Bonds Series A Insured: BAM
5.000%, due 4/1/31	100,000	111,532
Kentucky — 9.7%
County of Knox KY, General Obligation Bonds Insured: BAM
5.000%, due 10/1/35	500,000	560,550
Kentucky Asset Liability Commission, Revenue Bonds Series B Insured: NATL
2.130%, due 11/1/25(b)	130,000	126,270
Kentucky Economic Development Finance Authority, Revenue Bonds Series A Insured: AGM
4.000%, due 6/1/37	500,000	501,880
Louisville & Jefferson County Visitors and Convention Commission, Revenue Bonds Insured: BAM
4.000%, due 6/1/36	250,000	254,143
		1,442,843

See notes to financial statements.

Schedules of Investments — IQ MacKay Shields Municipal Insured ETF (continued)

April 30, 2018

	Principal Amount	Value
Municipal Bonds (continued)
Louisiana — 1.2%
Port New Orleans Board of Commissioners, Revenue Bonds Series B Insured: AGM
5.000%, due 4/1/36	$165,000	$183,384
Michigan — 1.7%
City of Detroit MI Sewage Disposal System Revenue, Revenue Bonds Insured: BHAC, FGIC
5.250%, due 7/1/29	250,000	251,437
Mississippi — 0.7%
Mississippi Development Bank, Revenue Bonds Series A Insured: AMBAC
5.000%, due 7/1/18	100,000	100,486
Nevada — 0.7%
County of Clark Department of Aviation, Revenue Bonds Series D-3
1.770%, due 7/1/29(b)	100,000	100,000
New Jersey — 3.4%
City of Atlantic City NJ, General Obligation Bonds Series B Insured: AGM 4.000%, due 3/1/42	500,000	504,055
New York — 7.3%
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds Series B-1
5.000%, due 8/1/34	500,000	575,415
New York State Energy Research & Development Authority, Revenue Bonds Class A Insured: XLCA
4.590%, due 7/1/29(b)	500,000	500,000
		1,075,415
Oregon — 0.7%
Oregon State Facilities Authority, Revenue Bonds Series B
1.760%, due 8/1/34(b)	100,000	100,000
Pennsylvania — 10.0%
City of Williamsport PA, General Obligation Bonds Insured: AGM
2.000%, due 7/1/18	245,000	245,083
Luzerne County Industrial Development Authority, Revenue Bonds Insured: AGM
5.000%, due 12/15/26	525,000	578,356
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds Series A Insured: XLCA
2.149%, due 7/1/27(b)	250,000	240,143
School District of Philadelphia (The), General Obligation Bonds Insured: BHAC-CR and FGIC
5.000%, due 6/1/34	100,000	114,672
Township of Amity PA, General Obligation Bonds Insured: BAM
4.000%, due 5/1/18	300,000	300,000
		1,478,254
	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico — 4.2%
Commonwealth of Puerto Rico, General Obligation Bonds Series A Insured: AGM
5.000%, due 7/1/35	$325,000	$336,070
Commonwealth of Puerto Rico, General Obligation Bonds Series A Insured: NATL
5.500%, due 7/1/19	250,000	256,363
Puerto Rico Electric Power Authority, Revenue Bonds Series PP Insured: NATL
5.000%, due 7/1/24	25,000	25,001
		617,434
Total Municipal Bonds (Cost $13,733,620)		13,503,254

	Shares
Short-Term Investment — 7.8%
Money Market Fund — 7.8%
Fidelity Investments Money Market Treasury Only Class I, 1.54%(c) (Cost $1,154,638)	1,154,638	1,154,638
Total Investments — 99.0% (Cost $14,888,258)		14,657,892
Other Assets and Liabilities, Net — 1.0%		143,237
Net Assets — 100.0%		$14,801,129

(a)	The security was issued on a discount basis with no stated coupon rate. Rate shown reflects the effective yield.

(b)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2018.

(c)	Reflects the 7-day yield at April 30, 2018.

Abbreviations

AGC — Assured Guaranty Corp.

AGM — Assured Guaranty Municipal Corp.

AMBAC — Ambac Assurance Corp.

BAM — Build America Mutual Assurance Co.

BHAC — Berkshire Hathaway Assurance Corp.

BHAC-CR — Berkshire Hathaway Assurance Corp. Custodial Receipts

FGIC — Financial Guaranty Insurance Co.

MAC — Municipal Assurance Corp.

NATL — National Public Finance Guarantee Corp.

XLCA — XL Capital Assurance

See notes to financial statements.

Schedules of Investments — IQ MacKay Shields Municipal Insured ETF (continued)

April 30, 2018

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2018. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(d)
Municipal Bonds	$—	$13,503,254	$—	$13,503,254
Short-Term Investment:
Money Market Fund	1,154,638	—	—	1,154,638
Total Investments in Securities	$1,154,638	$13,503,254	$—	$14,657,892

(d)	For a complete listing of investments and their states, see the Schedules of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2018, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Schedules of Investments — IQ MacKay Shields Municipal Intermediate ETF

April 30, 2018

	Principal Amount	Value
Municipal Bonds — 92.0%
Alabama — 3.7%
City of Gadsden AL, General Obligation Bonds Series B Insured: BAM
5.000%, due 8/1/28	$600,000	$694,674
Eutaw Industrial Development Board, Revenue Bonds
1.580%, due 6/1/28(a)	400,000	400,000
		1,094,674
Alaska — 1.7%
Alaska Industrial Development & Export Authority, Revenue Bonds
3.500%, due 12/1/20	500,000	505,520
Arizona — 3.4%
City of Phoenix Civic Improvement Corp., Revenue Bonds Series A
5.000%, due 7/1/34	500,000	566,300
Maricopa County Industrial Development Authority, Revenue Bonds Series C
5.000%, due 7/1/27	100,000	114,024
5.000%, due 7/1/37	300,000	337,761
		1,018,085
California — 3.6%
El Camino Healthcare District, General Obligation Bonds Insured: NATL
2.950%, due 8/1/29(b)	700,000	490,350
State of California, General Obligation Bonds
5.000%, due 10/1/27	250,000	293,835
West Sacramento Financing Authority, Revenue Bonds Insured: BAM
4.000%, due 10/1/31	250,000	268,455
		1,052,640
Colorado — 1.7%
City & County of Denver Co. Airport System Revenue, Revenue Bonds Series A
5.000%, due 11/15/18	500,000	508,225
Connecticut — 10.2%
City of Bridgeport CT, General Obligation Bonds Series A
5.000%, due 11/1/33	600,000	649,980
City of Hartford CT, General Obligation Bonds Series A Insured: BAM
5.000%, due 4/1/30	100,000	107,369
Insured: AGM
5.000%, due 7/1/28	560,000	621,404
City of New Haven CT, General Obligation Bonds Series B Insured: BAM
5.000%, due 8/1/25	475,000	531,520
	Principal Amount	Value
Municipal Bonds (continued)
Connecticut (continued)
Connecticut State Health & Educational Facilities Authority, Revenue Bonds Series I-1
5.000%, due 7/1/18	$700,000	$703,647
5.000%, due 7/1/33	350,000	394,936
		3,008,856
Delaware — 2.2%
Delaware State Health Facilities Authority, Revenue Bonds Series A
4.000%, due 7/1/18	660,000	662,402
Florida — 6.5%
City of Gainesville FL Utilities System Revenue, Revenue Bonds Series A
5.000%, due 10/1/33	500,000	583,705
County of Broward FL Airport System Revenue, Revenue Bonds
5.000%, due 10/1/34	500,000	564,835
Pinellas County Health Facilities Authority, Revenue Bonds Class A1
1.660%, due 11/1/38(a)	500,000	500,000
School Board of Miami-Dade County (The), Revenue Bonds Series A Insured: AMBAC
5.000%, due 8/1/18	250,000	251,962
		1,900,502
Georgia — 3.4%
Burke County Development Authority, Revenue Bonds
1.650%, due 11/1/52(a)	1,000,000	1,000,000
Illinois — 16.9%
City of Chicago IL Waterworks Revenue, Revenue Bonds Insured: AGM
5.250%, due 11/1/34	230,000	262,683
Illinois Finance Authority, Revenue Bonds
3.000%, due 6/1/18	300,000	300,240
3.000%, due 12/1/18	125,000	125,630
5.000%, due 9/1/25	500,000	546,985
Lake County Community Consolidated School District No 73 Hawthorn, General Obligation Bonds Insured: NATL
1.501%, due 12/1/18(b)	400,000	395,472
St Charles Park District, General Obligation Bonds Series A
5.000%, due 12/15/18	600,000	612,102
Town of Cicero IL, General Obligation Bonds Insured: BAM
5.000%, due 12/1/26	500,000	547,870
5.000%, due 1/1/30	500,000	561,025
Village of Rosemont IL, General Obligation Bonds Series A Insured: AGM
5.000%, due 12/1/27	500,000	555,160

See notes to financial statements.

Schedules of Investments — IQ MacKay Shields Municipal Intermediate ETF (continued)

April 30, 2018

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Will County School District No 114 Manhattan, General Obligation Bonds Insured: MAC
3.500%, due 1/1/26	$840,000	$856,430
3.500%, due 1/1/27	260,000	264,004
		5,027,601
Indiana — 0.4%
Hamilton Southeastern Consolidated School Building Corp., Revenue Bonds
5.000%, due 7/15/28	100,000	118,720
Kansas — 0.4%
Kansas Municipal Energy Agency, Revenue Bonds Series A Insured: BAM
5.000%, due 4/1/31	100,000	111,532
Kentucky — 3.9%
County of Knox KY, General Obligation Bonds Insured: BAM
5.000%, due 10/1/35	500,000	560,550
Kentucky Economic Development Finance Authority, Revenue Bonds Series A Insured: AGM
4.000%, due 6/1/37	325,000	326,222
Louisville & Jefferson County Visitors and Convention Commission, Revenue Bonds Insured: BAM
4.000%, due 6/1/36	250,000	254,143
		1,140,915
Louisiana — 1.3%
Port New Orleans Board of Commissioners, Revenue Bonds Series B Insured: AGM
5.000%, due 4/1/36	335,000	372,326
Michigan — 3.0%
City of Detroit MI Sewage Disposal System Revenue, Revenue Bonds Insured: BHAC, FGIC
5.250%, due 7/1/29	500,000	502,875
Ecorse Public School District, General Obligation Bonds Insured: Q-SBLF
2.000%, due 5/1/18	375,000	375,000
		877,875
Minnesota — 1.0%
Minnesota Higher Education Facilities Authority, Revenue Bonds Series B
4.000%, due 10/1/18	300,000	302,244
Montana — 1.4%
Montana Facility Finance Authority, Revenue Bonds
5.000%, due 6/1/24	375,000	421,718
	Principal Amount	Value
Municipal Bonds (continued)
New Jersey — 7.4%
Mainland Regional High School District, General Obligation Bonds Insured: BAM
5.000%, due 10/15/28	$600,000	$711,120
New Jersey Economic Development Authority, Revenue Bonds Insured: NATL
5.250%, due 7/1/26	500,000	559,760
New Jersey Educational Facilities Authority, Revenue Bonds Series F
5.000%, due 7/1/28	330,000	364,960
South Jersey Port Corp., Revenue Bonds Series B
5.000%, due 1/1/31	500,000	548,550
		2,184,390
New York — 5.6%
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds Series B-1
5.000%, due 8/1/34	1,000,000	1,150,830
New York State Energy Research & Development Authority, Revenue Bonds Class A Insured: XLCA
4.590%, due 7/1/29(a)	500,000	500,000
		1,650,830
Oklahoma — 1.9%
Oklahoma County Finance Authority, Revenue Bonds
5.000%, due 10/1/26	500,000	571,860
Pennsylvania — 0.8%
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds Series A Insured: XLCA
2.149%, due 7/1/27(a)	250,000	240,143
Puerto Rico — 2.1%
Commonwealth of Puerto Rico, General Obligation Bonds Series A Insured: AGM
5.000%, due 7/1/35	320,000	330,899
Commonwealth of Puerto Rico, General Obligation Bonds Series A Insured: NATL
5.500%, due 7/1/19	250,000	256,363
Puerto Rico Electric Power Authority, Revenue Bonds Series PP Insured: NATL
5.000%, due 7/1/24	25,000	25,001
		612,263

See notes to financial statements.

Schedules of Investments — IQ MacKay Shields Municipal Intermediate ETF (continued)

April 30, 2018

	Principal Amount	Value
Municipal Bonds (continued)
Texas — 3.9%
Cypress-Fairbanks Independent School District, General Obligation Bonds Series A-1
2.000%, due 2/15/27(a)	$500,000	$500,190
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds Series C-1
1.500%, due 12/1/24(a)	100,000	100,000
Uptown Development Authority, Revenue Bonds Series A
5.000%, due 9/1/35	500,000	555,295
		1,155,485
Utah — 1.9%
Utah Associated Municipal Power Systems, Revenue Bonds Series A
5.000%, due 9/1/31	500,000	575,830
Washington — 2.0%
Spokane Public Facilities District, Revenue Bonds
5.000%, due 12/1/35	535,000	605,850
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Revenue Bonds Class A
5.500%, due 8/15/18	500,000	505,075
Total Municipal Bonds (Cost $27,650,503)		27,225,561

	Shares	Value
Short-Term Investment — 7.2%
Money Market Fund — 7.2%
Fidelity Investments Money Market Treasury Only Class I, 1.54%(c) (Cost $2,120,104)	2,120,104	$2,120,104
Total Investments — 99.2% (Cost $29,770,607)		29,345,665
Other Assets and Liabilities, Net — 0.8%		260,487
Net Assets — 100.0%		$29,606,152

(a)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2018.

(b)	The security was issued on a discount basis with no stated coupon rate. Rate shown reflects the effective yield.

(c)	Reflects the 7-day yield at April 30, 2018.

Abbreviations

AGM — Assured Guaranty Municipal Corp.

AMBAC — Ambac Assurance Corp.

BAM — Build America Mutual Assurance Co.

BHAC — Berkshire Hathaway Assurance Corp.

FGIC — Financial Guaranty Insurance Co.

MAC — Municipal Assurance Corp.

NATL — National Public Finance Guarantee Corp.

Q-SBLF — Qualified School Bond Loan Fund

XLCA — XL Capital Assurance

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2018. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(d)
Municipal Bonds	$—	$27,225,561	$—	$27,225,561
Short-Term Investment:
Money Market Fund	2,120,104	—	—	2,120,104
Total Investments in Securities	$2,120,104	$27,225,561	$—	$29,345,665

(d)	For a complete listing of investments and their states, see the Schedules of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2018, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Statements of Assets and Liabilities

April 30, 2018

	IQ MacKay Shields Municipal Insured ETF	IQ MacKay Shields Municipal Intermediate ETF
Assets
Investments in securities, at value	$14,657,892	$29,345,665
Cash	24,903	24,903
Interest receivable	183,565	301,489
Dividend receivable	883	1,704
Total assets	14,867,243	29,673,761
Liabilities
Payable for investments purchased	24,903	24,903
Advisory fees payable	9,260	6,241
Trustee fees payable	69	136
Accrued expenses and other liabilities	31,882	36,329
Total liabilities	66,114	67,609
Net assets	$14,801,129	$29,606,152
Composition of Net Assets
Paid-in capital	$15,009,521	$30,011,675
Undistributed net investment income	35,745	63,472
Accumulated net realized loss	(13,771)	(44,053)
Net unrealized depreciation	(230,366)	(424,942)
Net assets	$14,801,129	$29,606,152
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	600,001	1,200,001
Net Asset Value Per Share	$24.67	$24.67
Investments, at cost	$14,888,258	$29,770,607

See notes to financial statements.

Statements of Operations

For the Period October 18, 2017* to April 30, 2018

	IQ MacKay Shields Municipal Insured ETF	IQ MacKay Shields Municipal Intermediate ETF
Investment Income
Interest income	$235,453	$389,548
Dividend income	3,465	13,690
Total investment income	238,918	403,238
Expenses
Advisory fees	31,450	62,462
Audit fees	16,995	16,995
Shareholder reporting fees	7,100	8,000
Intraday pricing fees	6,898	6,898
Trustee fees	3,649	6,678
Listing fees	3,406	3,406
Administrative and accounting fees	3,046	6,111
Custodian fees	2,762	5,936
Registration fees	1,879	3,758
Legal fees	214	421
Compliance fees	24	48
Miscellaneous	186	87
Total expenses	77,609	120,800
Waivers	(54,022)	(73,954)
Net expenses	23,587	46,846
Net investment income	215,331	356,392
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investment securities	(13,771)	(44,053)
Net realized gain (loss)	(13,771)	(44,053)
Net unrealized appreciation (depreciation) on:
Investment securities	(230,366)	(424,942)
Net unrealized appreciation (depreciation)	(230,366)	(424,942)
Net realized and unrealized gain (loss)	(244,137)	(468,995)
Net Decrease in Net Assets Resulting from Operations	$(28,806)	$(112,603)

*	Commencement of operations

See notes to financial statements.

Statements of Changes in Net Assets

For the Period October 18, 2017* to April 30, 2018

	IQ MacKay Shields Municipal Insured ETF	IQ MacKay Shields Municipal Intermediate ETF
Increase (Decrease) in Net Assets from Operations
Net investment income	$215,331	$356,392
Net realized gain (loss)	(13,771)	(44,053)
Net change in net unrealized appreciation (depreciation)	(230,366)	(424,942)
Net decrease in net assets resulting from operations	(28,806)	(112,603)
Dividends and Distributions to Shareholders from:
Net investment income	(179,586)	(292,920)
Capital Share Transactions
Proceeds from shares created	15,009,521	30,011,675
Increase from capital share transactions	15,009,521	30,011,675
Total increase in net assets	14,801,129	29,606,152
Net Assets
Beginning of period	—	—
End of period	$14,801,129	$29,606,152
Including undistributed net investment income as follows:	$35,745	$63,472
Changes in Shares Outstanding
Shares outstanding, beginning of period	—	—
Shares created	600,001	1,200,001
Shares outstanding, end of period	600,001	1,200,001

*	Commencement of operations.

See notes to financial statements.

Financial Highlights

For the Period October 18, 2017(a) to April 30, 2018
Selected Data for a Share of Capital Stock Outstanding

	IQ MacKay Shields Municipal Insured ETF	IQ MacKay Shields Municipal Intermediate ETF
Net asset value, beginning of period	$25.00	$25.00
Income from Investment Operations
Net investment income(b)	0.36	0.30
Net realized and unrealized gain (loss)	(0.39)	(0.39)
Net decrease in net assets resulting from investment operations	(0.03)	(0.09)
Distributions from:
Net investment income	(0.30)	(0.24)
Net asset value, end of period	$24.67	$24.67
Market price, end of period	$24.86	$24.71
Total Return
Total investment return based on net asset value(c)	(0.13)%	(0.34)%
Total investment return based on Market price(d)(e)	0.64%	(0.18)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,801	$29,606
Ratio to average net assets of:
Expenses net of waivers(f)	0.30%	0.30%
Expenses excluding waivers(f)	0.99%	0.77%
Net investment income (loss)(f)	2.74%	2.28%
Portfolio turnover rate(g)	77%	80%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(d)	The market price returns are calculated using the mean between the last bid and ask prices.

(e)	Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(f)	Annualized.

(g)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Notes to Financial Statements

April 30, 2018

1. ORGANIZATION

IndexIQ Active ETF Trust (the “Trust”) was organized as a Delaware statutory trust on January 30, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of two operational funds, the IQ MacKay Shields Municipal Insured ETF and IQ MacKay Shields Municipal Intermediate ETF (collectively, the “Funds” and each, a “Fund”). The Funds are exchange traded funds (“ETFs”), whose shares are listed on a stock exchange and traded like equity securities at market prices. Each Fund is classified as diversified. The Funds commenced operations on October 18, 2017.

Each Fund’s investment objective is to seek current income exempt from federal income tax. There can be no assurance that a Fund’s objective will be achieved.

2. SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Account Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

Use of Estimates

Management makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations and warranties which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Funds.

Investment Valuation

Each Fund issues and redeems shares on a continuous basis at Net Asset Value (“NAV”) only in large blocks of shares called “Creation Units.” A Creation Unit consists of 50,000 shares. The NAV is determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. The NAV per share of the Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV per share that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV per share will be calculated to five decimal places. The consideration for purchase of a Creation Unit of shares of each Fund can consist of cash, however, the Funds reserve the rights to permit in-kind deposit of a designated portfolio of securities along with a specified cash payment.

Each Fund typically values fixed-income securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at different prices that may be above or below the price at which the pricing service has valued the security. Short-term Debt Instruments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value.

Notes to Financial Statements (continued)

April 30, 2018

Generally, trading in U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of a fund are determined as of such times.

When market quotations or prices are not readily available or are deemed unreliable or not representative of an investment’s fair value, investments are valued using fair value pricing as determined in good faith by the IndexIQ Advisors LLC (the “Advisor”) under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The Advisor may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity or other reason, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available.

Each Fund automatically sweeps uninvested cash balances into a money market fund, the Fidelity Investments Money Market Treasury Only Class I. The Fidelity Investments Money Market Treasury Only Class I seeks to obtain as high a level of current income as is consistent with the security of principal and liquidity. Fidelity Investments Money Market Treasury Only Class I has no redemption restriction and is valued at the daily NAV.

Fair Value Measurement

Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the following hierarchy:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. With respect to the valuation of Level 3 securities, the Advisor may employ a market-based valuation approach which may use related or comparable securities, recent transactions, market multiples, book values, and other relevant information to determine fair value. The Advisor may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value. The Advisor representatives meet regularly to review and discuss the appropriateness of such fair values using more current information such as, recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events.

Notes to Financial Statements (continued)

April 30, 2018

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund’s investments at April 30, 2018 is disclosed at the end of each Fund’s Schedule of Investments.

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Distributions to Shareholders are recorded on the ex-dividend date. In addition, the Funds may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Funds owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profit for tax purposes are reported as a tax return of capital. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed each Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provisions for federal, state and local income tax are required in each Fund’s financial statements. Each Fund’s federal, state and local income and federal excise tax returns for the current tax year for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

The Funds have concluded that there is no tax liability resulting from uncertain income tax positions taken or expected to be taken.

Cash Equivalents

Cash equivalents consist of highly liquid investments, with maturities of three months or less when acquired, and are disclosed as Short-Term Investments in the Schedules of Investments.

Security Transactions

Security transactions are recorded as of the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method.

Investment Income and Expenses

Dividend income is recognized on the ex-date. Interest income is accrued daily. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Advisor determines in good faith that such method does not represent fair value. Distributions of realized capital

Notes to Financial Statements (continued)

April 30, 2018

gains by underlying funds are recorded as realized capital gains on the ex-date. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures. The Funds distribute substantially all their net investment income to shareholders in the form of dividends. Net investment income is distributed monthly and capital gains are typically distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code. The expenses of the investment companies in which a Fund invests are not included in the amounts shown as expenses on the Statements of Operations or in the expense ratios included in the financial highlights.

Discounts and premiums on securities purchased, other than Short-Term Investments, for the Funds are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Investment Advisory Agreement

The Advisor serves as the investment advisor to each series of the Trust, and is an indirect wholly-owned subsidiary of New York Life Investment Management Holdings LLC. Under an Investment Advisory Agreement (“Advisory Agreement”) between the Advisor and the Trust, on behalf of each Fund, the Advisor provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Funds (including arranging for sub-advisory services); subject to the supervision of the Board of Trustees. The Advisor is responsible for the supervision of the Subadvisor and its management of the investment portfolio of each of the Funds.

The Advisor also: (i) supervises all non-advisory operations of the Funds and the other series of the Trust; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds and the other series of the Trust; (iii) arranges for (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the records of the Funds and the other series of the Trust; and (v) provides office space and all necessary office equipment and services.

The Advisory Agreement will continue in effect with respect to the Funds from year to year provided such continuance is specifically approved at least annually. Pursuant to the Advisory Agreement, the Funds pay the Advisor an advisory fee, based on the average daily net assets of each Fund, at the following annual rates (accrued daily and paid monthly):

Fund	Rate
IQ MacKay Shields Municipal Insured ETF	0.40%
IQ MacKay Shields Municipal Intermediate ETF	0.40%

The Advisor has entered into an Expense Limitation Agreement with the Funds under which it has contractually agreed, until August 31, 2018, to waive a portion of its management fee and/or reimburse expenses of each Fund to not more than 0.30% of the average daily net assets of the Fund.

The expense limitation agreement allows the Advisor to recover reimbursements made to the extent that a Fund’s expense ratios fall below the above indicated expense limitation. The amounts that can be recovered are limited to the difference between the actual expense ratio and the amount of the expense limitation in place at that time. Under the terms of the agreement, the Advisor can only recover such amounts for a period of up to three years after the reimbursement. This agreement can be extended year to year thereafter provided such continuance is specifically approved by a majority of the Independent Trustees of the Trust (“Independent Trustees”).

Notes to Financial Statements (continued)

April 30, 2018

As of April 30, 2018, the Advisor reimbursed expenses for IQ MacKay Shields Municipal Insured ETF and IQ MacKay Shields Municipal Intermediate ETF in the amounts of $54,022 and $73,954, respectively. The amounts available for potential future recoupment are as follows: IQ MacKay Shields Municipal Insured ETF $54,022, expiring April 30, 2021 and IQ MacKay Shields Municipal Intermediate ETF $73,954, expiring April 30, 2021, respectively.

Investment Sub-Advisory Agreement

MacKay Shields LLC (“MacKay Shields” or the “Sub-Advisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Sub-Advisor to the Funds and is responsible for the day-to-day portfolio management of the Funds. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between the Advisor and the Sub-Advisor. The Advisor pays for the services of the Sub-Advisor.

The Subadvisor acts as portfolio manager for the Funds subject to the supervision of the Advisor.

Distribution (12b-1 Fees)

ALPS Distributors, Inc. serves as the Funds’ distributor (the “Distributor”) pursuant to a Distribution Agreement. NYLIFE Distributors LLC has entered into a Service Agreement with the Distributor to market the Funds. The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, the Funds are authorized to pay an amount up to 0.25% of each Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of each respective Fund’s assets. The Advisor and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds.

As described in Note 4 below, the Distributor has entered into Participant Agreements with certain broker- dealers and others that allow those parties to be Authorized Participants and to subscribe for and redeem shares of the Funds. Also as described in Note 4 below, such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds’ shares outstanding, act as executing or clearing broker for investment transactions on behalf of the Funds and/or serve as counterparty to derivative transactions with each Fund.

Administrator, Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”) (in each capacity, the “Administrator,” “Custodian” or “Transfer Agent”) serves as the Funds’ administrator, custodian and transfer agent pursuant to the Fund Administration and Accounting Agreement, Custody Agreement and Transfer Agency Agreement. Under the terms of these agreements and the Advisory Agreement, the Advisor pays the Funds’ Administrative, Custody and Transfer Agency fees on behalf of the Trust. BNY Mellon provides necessary administrative, legal, tax, accounting services and financial reporting for the maintenance and operations of the Trust and the Funds. BNY Mellon is responsible for maintaining the books and records and calculating the daily NAV of the Funds. BNY Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

4. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed on a continuous basis at NAV only in groups of 50,000 shares called Creation Units. Except when aggregated in Creation Units, shares are not redeemable. Transactions in shares of the Funds are disclosed in detail in the Statements of Changes in Net Assets. Only Authorized Participants may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to create and redeem whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

Notes to Financial Statements (continued)

April 30, 2018

5. FEDERAL INCOME TAX

At April 30, 2018, the cost and unrealized appreciation/depreciation of investments, including applicable derivative contracts and other financial instruments as determined on a federal income tax basis were as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
IQ MacKay Shields Municipal Insured ETF	$14,888,258	$11,610	$(241,976)	$(230,366)
IQ MacKay Shields Municipal Intermediate ETF	29,770,607	19,193	(444,135)	(424,942)

At April 30, 2018, the components of undistributed or accumulated earnings/loss on a tax-basis were as follows:

Fund	Ordinary Income (Loss)[1]	Tax-Exempt Income (Loss)	Net Capital Gain (Losses)[2]	Net Unrealized Appreciation/ (Depreciation)	Total Earnings/ (Losses)
IQ MacKay Shields Municipal Insured ETF	$4,150	$34,156	$(16,332)	$(230,366)	$(208,392)
IQ MacKay Shields Municipal Intermediate ETF	5,679	57,793	(44,053)	(424,942)	(405,523)

1	Includes late year ordinary loss, if any.

2	Amount includes the deferral of post October losses, if any.

The differences between book and tax basis components of net assets are primarily attributable to wash sale loss deferrals and other book and tax differences including post-October and late year losses.

At April 30, 2018 there were no permanent book/tax reclassifications resulting in increases (decreases) to the components of net assets.

The tax character of distributions paid during the year ended April 30, 2018 were as follows:

	2018
Fund	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains	Tax Return of Capital
IQ MacKay Shields Municipal Insured ETF	$2,076	$177,510	$—	$—
IQ MacKay Shields Municipal Intermediate ETF	7,047	285,873	—	—

Capital losses incurred after October 31 (“Post-October Losses”) and certain late year ordinary income losses within the taxable year can be deemed to arise on the first business day of the Funds’ next taxable year. For the year ended April 30, 2018:

Fund	Late Year Ordinary Losses	Short-Term Post October Losses	Long-Term Post October Losses
IQ MacKay Shields Municipal Insured ETF	$—	$16,332	$—
IQ MacKay Shields Municipal Intermediate ETF	—	—	—

At April 30, 2018, the Funds listed below had net capital loss carryforwards for Federal income tax purposes which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until future net capital gains have been realized in excess of the available capital loss carryforwards. These loss carryforwards are as follows:

Fund	Utilized on Current Year	Short-Term With No Expiration	Long-Term With No Expiration
IQ MacKay Shields Municipal Insured ETF	$—	$—	$—
IQ MacKay Shields Municipal Intermediate ETF	—	44,053	—

Notes to Financial Statements (continued)

April 30, 2018

6. OTHER AFFILIATED PARTIES AND TRANSACTIONS

An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. As of April 30, 2018, New York Life Insurance Company was known to own beneficially greater than 5% of the shares outstanding of the following funds:

Fund	% Ownership
IQ MacKay Shields Municipal Insured ETF	99.7%
IQ MacKay Shields Municipal Intermediate ETF	99.9%

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments) for the year ended April 30, 2018 are as follows:

Fund	Purchases	Sales	Purchases In-Kind	Sales In-Kind
IQ MacKay Shields Municipal Insured ETF	$22,019,580	$9,141,048	$—	$—
IQ MacKay Shields Municipal Intermediate ETF	41,865,658	17,191,329	—	—

8. RISKS INVOLVED WITH INVESTING IN THE FUNDS

The Funds are subject to the principal risks described below, some or all of these risks may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. As with any investment, an investment in a Fund could result in a loss or the performance of a Fund could be inferior to that of other investments.

Municipal Bond Risk

The Funds may invest a substantial amount of their assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Funds concentrate their investments in this manner, they assume the legal and economic risks relating to such projects and this may have a significant impact on a Fund’s investment performance. In addition, the Funds may invest more heavily in bonds from certain cities, states, territories or regions than others, which may increase the Funds’ exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states, territories or regions. Certain of the issuers in which the Funds may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. Puerto Rico’s debt restructuring process and other economic factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Funds’ vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

Bond Insurance Risk

Insured municipal bonds are covered by insurance policies that guarantee the timely payment of principal and interest. The insurance does not guarantee the market value of an insured security, or the Fund’s share price or distributions, and shares of the Fund are not insured. Market conditions or changes to ratings criteria could adversely impact municipal bond insurers, which could adversely impact the value of the insured municipal bond or the ability of the insurer to pay any claims due. Consolidation among municipal bond insurers could increase the Fund’s exposure to one or more individual municipal bond insurers and reduce the supply of municipal bonds.

Income Risk

A Fund’s income may decline when interest rates fall. This decline can occur because a Fund may subsequently invest in lower-yielding bonds when bonds in its portfolio mature or the Fund otherwise needs to purchase additional bonds.

Notes to Financial Statements (continued)

April 30, 2018

Credit Risk

Debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies. The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations.

Interest Rate Risk

An increase in interest rates may cause the value of debt securities held by a fund to decline. Interest rates in the United States are near historic lows, which may increase a fund’s exposure to risks associated with rising interest rates. Interest rates may rise significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the bond markets, making it more difficult for a Fund to sell its bond holdings at a time when the Fund might wish to sell.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Funds’ returns because the Funds may be unable to transact at advantageous times or prices. Decreased liquidity in the bond markets also may make it more difficult to value some or all of the funds’ bond holdings. The market for municipal bonds may be less liquid than for taxable bonds.

Market Risk

The market price of investments owned by the Funds may go up or down, sometimes rapidly or unpredictably. Investments may decline in value due to factors affecting fixed income securities markets generally or particular segments of the market.

New Fund Risk

Each Fund is a new fund. As a new fund, there can be no assurance that it will grow to or maintain an economically viable size, in which case it could ultimately liquidate.

Fixed income securities most frequently trade in institutional round lot size transactions. Until a Fund grows significantly in size, the Funds expect to purchase a significant number of bonds in amounts less than the institutional round lot size, which are frequently referred to as “odd” lots. Odd lot size positions may have more price volatility than institutional round lot size positions. The Funds uses a third-party pricing service to value bond holdings and the pricing service values bonds assuming orderly transactions of an institutional round lot size.

Trading Price Risk

Although it is expected that generally the market price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly.

U.S. Tax Treatment Risk

Income from municipal bonds held by a fund could be declared taxable because of unfavorable changes in tax law, adverse interpretations by the U.S. Internal Revenue Service or noncompliant conduct of a bond issuer. In addition, a portion of a fund’s otherwise tax-exempt dividends may be taxable to shareholders subject to the U.S. federal alternative minimum tax.

9. SUBSEQUENT EVENTS

In the preparation of the financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that there are no other material events that would require disclosure.

Report of Independent Registered Public Accounting Firm

April 30, 2018

To the Board of Trustees of IndexIQ Active ETF Trust and Shareholders of IQ MacKay Shields Municipal Insured ETF and IQ MacKay Shields Municipal Intermediate ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of IQ MacKay Shields Municipal Insured ETF and IQ MacKay Shields Municipal Intermediate ETF (two of the funds constituting IndexIQ Active ETF Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2018, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 18, 2017 (commencement of operations) to April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2018, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the period October 18, 2017 (commencement of operations) to April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopersLLP
New York, New York
June 28, 2018

We have served as the auditor of one or more investment companies in the IndexIQ Complex since 2015.

Supplemental Information (unaudited)

April 30, 2018

For Federal individual income tax purposes, certain dividends paid for the fiscal year ended April 30, 2018 are attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

IQ MacKay Shields Municipal Insured ETF	97.14%
IQ MacKay Shields Municipal Intermediate ETF	96.43%

In January 2019, you will be advised on IRS Form 1099 DIV as to the Federal tax status of the distributions received by you in calendar year 2018.

Board Review of Investment Advisory Agreement (unaudited)

April 30, 2018

The Board (the members of which are referred to as “Trustees”) met in person on March 29, 2018, to consider the approval of the continuation, for an additional year, of the Advisory Agreement with respect to the existing series of the Trust for which the Advisory Agreement applies (the “Funds”). The Board noted that the Sub-Advisory Agreement between the Advisor and MacKay Shields LLC (“MacKay”) with respect to the Funds was still in its initial term and did not require approval of its continuation.

In accordance with Section 15(c) of the Investment Company Act of 1940, as amended (“1940 Act”), the Board requested, reviewed and considered materials furnished by the Advisor relevant to the Board’s consideration of whether to approve the continuation of the Advisory Agreement. In connection with considering approval of the continuation of the Advisory Agreement, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Trust and counsel to the Independent Trustees, who provided assistance and advice. The consideration of the continuation of the Advisory Agreement was conducted by both the full Board and the Independent Trustees, who also voted separately.

During their review and consideration, the Board and the Independent Trustees focused on and analyzed the factors they deemed relevant, including: (1) the nature, extent and quality of the services provided by the Advisor to the Funds; (2) information concerning the business and operations, compliance program and portfolio management team of the Advisor; (3) the expense levels of each Fund; (4) the investment performance of the Funds; (5) profits to be realized by the Advisor and its affiliates from the relationship with the Trust; (6) the extent to which economies of scale would be realized as each Fund grows; (7) any “fall-out” benefits derived or to be derived by the Advisor from its relationship with the Trust; and (8) potential conflicts of interest. The Board considered that the Funds were actively managed exchange-traded funds (“ETFs”).

In reviewing such factors, the Board relied on certain information, including (1) a copy of the Advisory Agreement; (2) information about the expense limitation agreements; (3) information describing the Advisor and the services provided thereby; (4) information regarding the compliance programs of the Advisor; (5) memoranda and guidance from legal counsel to the Independent Trustees on the fiduciary responsibilities of trustees, including Independent Trustees, in considering advisory and distribution agreements under the 1940 Act; and (6) materials provided by the Advisor in response to a 15(c) request for information from legal counsel to the Independent Trustees. In addition, the Board was provided data comparing the advisory fees and operating expenses of each Fund with expenses and performance of other registered investment companies with similar investment objectives and policies. The Trustees also considered their personal experiences as Trustees and participants in the ETF and mutual fund industry, as applicable, including their experiences with the Advisor in respect of series of the IndexIQ Trust and IndexIQ ETF Trust.

In particular, the Trustees including the Independent Trustees, considered and discussed the following with respect to the Funds:

1.	The nature, extent and quality of the facilities and services provided by the Advisor. The Board reviewed the services that the Advisor provides to the Funds. In connection with the investment advisory services provided to the Funds, the Independent Trustees noted the responsibilities that the Advisor would have as the Funds’ investment adviser, including overall supervisory responsibility for the general management and investment of the Funds’ securities portfolio, ultimate responsibility, subject to oversight by the Board, for daily monitoring of the Funds and quarterly reporting to the Board, and the implementation of Board directives as they relate to the Funds.

The Board reviewed the Advisor’s experience, resources, and strengths in managing other mutual funds and ETFs, including the Advisor’s management of the funds of the IndexIQ Trust and IndexIQ ETF Trust.

Board Review of Investment Advisory Agreement (unaudited)(continued)

April 30, 2018

The Board also noted and discussed with the Advisor the resources and additional support and personnel from its parent New York Life Investment Management (NYLIM), which resources enhance and support the work of the Advisor’s officers and staff. The Board also considered the tenure and experience of the personnel at the Advisor providing management and administrative services to the Funds, and noted that the Advisor had hired additional experienced personnel to the management and product development teams during the past year. In addition, the Board considered the ongoing expansion of compliance and distribution/sales personnel that support the Funds and the funds of the IndexIQ Trust and the IndexIQ ETF Trust.

Based on their consideration and review of the foregoing information, the Board concluded that each Fund was likely to continue to benefit from the nature, quality, and extent of these services, as well as the Advisor’s ability to render such services based on its personnel, experience, operations, and resources.

2.	Comparison of services provided and fees charged by the Advisor and other investment advisers to similar clients, and the cost of the services provided and profits realized by the Advisor from its relationship with the Funds. The Board then compared both the services rendered and the fees paid with respect to the Funds pursuant to the Advisory Agreement to contracts of other registered investment advisers providing services to similar ETFs.

In particular, the Board compared each Fund’s advisory fee and expense ratio (including acquired fund fees and expenses, as applicable) to other investment companies considered to be in each such Fund’s peer group. The Advisor presented information on how peer groups were selected for the Funds. The Board considered unique characteristics of certain Funds relative to peer groups, particularly where such Funds had fee or total expense rates that diverged from the median levels of the applicable peer group. The Board also discussed price pressure in the general ETF marketplace and the impact of market pressures on the price levels for actively managed ETFs such as the Funds. The Board considered the level of each of the fees under the Advisory Agreement in the context of the services being provided.

Additionally, the Trustees considered that the Advisor had put in place expense limitation agreements whereby the Advisor reimburses expenses and/or waives fees to limit the impact above set thresholds of certain expenses of the Funds. The Board noted that such expense limitation agreements were reflected in the peer group analysis provided by the Advisor and resulted in the operational Funds having a total net expense ratio lower than their peer group median and in the case of the non-operational Fund at or below the median.

After comparing each Fund’s fees with those of other investment companies in the Fund’s peer group, and in light of the nature, quality, and extent of services provided by the Advisor and the costs incurred by the Advisor in rendering those services, the Board concluded that the level of fees paid (or proposed to be paid) to the Advisor with respect to each Fund is fair and reasonable.

3.	The Advisor’s profitability and the extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale. The Board discussed with the Advisor the costs and profitability of the Advisor in connection with its serving as investment adviser to each Fund, including operational costs. As the Funds had not yet completed a full year of operation, the data on expenses and profitability were based largely on projections. The Board also discussed additional resources that have been made available to the Advisor following its acquisition by NYLIM, including the investment of financial and human resources by NYLIM into the Advisor and additional support to market and distribute the Fund.

The Board reviewed the net asset levels of the Funds and considered information regarding the strategy of the Advisor to grow assets in the Funds during the calendar year. The Board also noted the existence of the Expense Limitation Agreement and its respective impacts on costs to shareholders and profitability of the Advisor

The Board concluded that the fees paid to the Advisor were reasonable when considering the relative asset levels and profitability of the Funds to the Advisor.

Board Review of Investment Advisory Agreement (unaudited)(continued)

April 30, 2018

4.	Investment performance of the Funds. The Board considered the investment performance of the existing Funds during their brief operating history. In particular, the Board considered the investment performance of the Funds relative to their stated objectives and the success of the Advisor in reaching such objectives. The Board considered each Fund’s investment performance compared to its respective benchmark index included in its prospectus and shareholder reports.

The Board concluded that the limited investment performance of the Funds supported the approval of the Advisory Agreement.

The Board agreed that it had been furnished with sufficient information, both at the meeting and in its ongoing oversight of the Funds, to make an informed business decision with respect to the Advisory Agreement for the Funds. Based on the foregoing and such other matters as were deemed relevant, and while no single factor was determinative in the decision, the Independent Trustees concluded that the terms of the Advisory Agreement with the Advisor were reasonable and fair to the Funds and to recommend to the Board the approval of the Advisory Agreement. As a result, all of the Board members, including the Independent Trustees, determined that the continuation of the Advisory Agreement with the Advisor was in the best interests of each applicable Fund and its shareholders. The Board and the Independent Trustees, voting separately, approved the continuation of the Advisory Agreement for an additional one-year period.

Board of Trustees and Officers (unaudited)

Independent Trustees

Name and Year of Birth[1]	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During Past 5 Years
Reena Aggarwal, 1957	Chair Trustee	Since January 2018 Since August 2008	Vice Provost of Faculty (2016 to present), Georgetown University, Robert E. McDonough Professor (2003 to present) and Professor of Finance, McDonough School of Business, Georgetown University (2000 to present); Director, Georgetown Center for Financial Markets and Policy (2010 to present); Co-Chair of Board, Social Innovations and Public Service Fund, Georgetown University (2012 to 2014).	22
Chair of the Board, IndexIQ Trust, IndexIQ ETF Trust (2018 to present); Trustee, IndexIQ Trust, IndexIQ Active ETF Trust (2008 to present); FBR & Co. (investment banking) (2011 to 2017); Cohen & Steers (asset management) (2017 to present); Director, Brightwood Capital Advisors, L.P. (private equity investment) (2013 to present)

Michael A. Pignataro, 1959	Trustee	Since April 2015	Director, Credit Suisse Asset Management (2001 to 2012); and Chief Financial Officer, Credit Suisse Funds (1996 to 2013).	22	Trustee, IndexIQ Trust, IndexIQ ETF Trust (2015 to present); The New Ireland Fund, Inc. (closed-end fund) (2015 to present)
Paul D. Schaeffer, 1951	Trustee	Since April 2015	President, AlphaHut (dba Aspiring Solution Partners) (financial services consulting) (2013 to present); Executive Advisor, Aquiline Capital Partners LLC (private equity investment) (2014 to present) and Managing Director, Forward Management LLC (asset management) (2010 to 2013)	22	Trustee, IndexIQ Trust, IndexIQ ETF Trust (2015 to present); Context Capital Funds (mutual fund trust) (2 Portfolios) (2014 to present); PopTech! (conference operator) (2012 to present)

Interested Trustee

Kirk C. Lehneis, 1974(4)	Trustee, President and Principal Executive Officer	Since January 2018
Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay Defined Term Municipal Opportunities Fund, MainStay Funds, MainStay Funds Trust, and MainStay VP Funds Trust (since September 2017); Chief Executive Officer, IndexIQ Advisors LLC (since January 2018); Trustee, President and Principal Executive Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018).

			22	Trustee, IndexIQ Trust, IndexIQ ETF Trust (2018 to present)

Board of Trustees and Officers (unaudited)(continued)

Other Officers

Name and Year of Birth[1]	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
Kevin M. Bopp, 1969	Chief Compliance Officer	Since January 2017
Chief Compliance Officer, IndexIQ, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2017); Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, and MainStay VP Funds Trust (2010 to 2014), MainStay Defined Term Municipal Opportunities Fund (2011 to 2014). MainStay VP Funds Trust, MainStay Defined Term Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust.

Matthew V. Curtin, 1982	Secretary and Chief Legal Officer	Since June 2015
Secretary and Chief Legal Officer, IndexIQ, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2015), Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and IndexIQ Active ETF Trust (June 2015 to January 2017); Associate General Counsel, New York Life Insurance Company (since February 2015); Associate, Dechert LLP (2007 to 2015).

Jon H. Zimmerman, 1982	Executive Vice President	Since April 2018
Chief Operating Officer, IndexIQ Trust, IndexIQ Active ETF Trust and IndexIQ ETF Trust (2018 to present); Director, New York Life Investment Management LLC (2015-present); Vice President, Morgan Stanley (2007 to 2015)

Adefolahan Oyefeso, 1974	Treasurer, Principal Financial Officer and Principal Accounting Office	Since April 2018
Vice President of Operations & Finance, IndexIQ Advisors LLC (January 2015 to present); Director of the Fund Administration Client Service Department at The Bank of New York Mellon 2007 to 2015; Artio Global Investors (formally Julius Baer) as an Assistant Vice President (2005 to 2007).

1	The address of each Trustee or officer is c/o IndexIQ, 51 Madison Avenue, 4th Floor, New York, NY 10010

2	Trustees and Officers serve until their successors are duly elected and qualified.

3	The Funds are part of a “fund complex”. The fund complex includes all open-end funds (including all of their portfolios) advised by the Advisor. As of the date of this SAI, the fund complex consists of the Trust’s funds, the funds of the IndexIQ ETF Trust and the one fund of the IndexIQ Trust advised by the Advisor.

4	Mr. Lehneis is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, free of charge by visiting nylinvestments.com/etfs, or by calling (888) 474-7725.

IndexIQ Active ETF Trust ANNUAL REPORT | APRIL 30, 2018 IQ MacKay Shields Municipal Insured ETF (MMIN) IQ MacKay Shields Municipal Intermediate ETF (MMIT) Investment Advisor IndexIQ Advisors LLC 51 Madison Avenue, 4th Floor New York, NY 10010 Distributor ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203 Custodian/Fund Administrator/Transfer Agent The Bank of New York Mellon 101 Barclay Street New York, NY 10286 Legal Counsel Chapman and Cutler, LLP 1270 Avenue of the Americas New York, NY 10020 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017 1780552 ME11a-06/18

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has two audit committee financial experts serving on its audit committee, an “independent” Trustee, Reena Aggarwal and Michael Pignataro. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $26,000 for 2018 and $0 for 2017.

Audit-Related Fees

(a)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2017.

Tax Fees

(b)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2018 and $0 for 2017.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2017.
(e)(1)	Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

(e)(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	No response required.
(g)	The aggregate non-audit fees billed by the principal accountant for services rendered to the registrant’s investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were (i) approximately $6,800,000 for the fiscal year ended April 30, 2018, and (ii) $5,600,000 for the fiscal year ended April 30, 2017.
(h)	The registrant’s Audit Committee has determined that the non-audit services rendered by the principal accountant for the fiscal year ended April 30, 2018 to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of the principal accountant during the relevant time period.

Item 5. Audit Committee of Listed Registrants.

(a)	The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the members of such committee are Reena Aggarwal, Michael Pignataro and Paul Schaeffer.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            IndexIQ Active ETF Trust

By (Signature and Title)*       /s/ Kirk C. Lehneis

   Kirk C. Lehneis

   (Principal Executive Officer)

Date                      July 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ Kirk C. Lehneis

    Kirk C. Lehneis

   (Principal Executive Officer)

Date                      July 9, 2018

By (Signature and Title)*      /s/ Adefolahan O. Oyefeso

  Adefolahan O. Oyefeso

  (Principal Financial Officer)

Date                      July 9, 2018

* Print the name and title of each signing officer under his or her signature.